UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2012

Soul And Vibe Interactive Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-173056	38-3829642
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6544 Katherine Ann Court, Salt Lake City, Utah 84118

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: 877-262-5154

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Materially Important Events

The Board of Directors of Soul & Vibe Interactive Inc. announces today that Peter Anthony Chiodo will be the new Vice President and Member of the Board of Directors of Soul & Vibe Interactive Inc. Effective date December 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUL AND VIBE INTERACTIVE, INC.

Dated: December 11, 2012	By:	/s/ Pauline Carson
Pauline Carson
Chief Executive Officer and Chairman, President

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